EXHIBIT 99.4 - PRO FORMA FINANCIAL INFORMATION

The following Pro Forma Combined Financial Information as of June 30, 1997 and the year then ended and as of March 31, 1998 and for the nine months then ended for Interiors, Inc. and comparable periods for the Combined Companies has been prepared to reflect the combined financial position and the results of operations of Interiors, Inc. ("Interiors"), Henlor, Inc. and subsidiaries DBA Vanguard Studios ("Vanguard"), Merchandise Sales, Inc. DBA Artmaster Studios ("Artmaster"), Decor Group, Inc., Windsor Art, Inc. ("Windsor") and Troy Lighting, Inc. ("Troy") as if the combination, described in Note 1, had been effective as of June 30, 1997 and July 1, 1996 (for one year operations), March 31, 1998 and July 1, 1997 (for nine months' operations), respectively. The acquisitions of Vanguard and Artmaster and the probable acquisitions of Decor, Windsor and Troy have been accounted for as purchases and the excess of purchase price over fair value of assets acquired, $17,847,000 if the acquisitions had all occurred as of June 30, 1997, will be reflected as an intangible asset and will be amortized over 40 years.

The Pro Forma Combined Financial Information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the combination had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.

Pro Forma Historical Financial Information for Interiors and Combined Companies


                                            Interiors   Vanguard     Artmaster         Decor           Windsor            Troy
BALANCE SHEET                                6/30/97     7/31/97      3/28/97          3/31/97          6/30/97          6/30/97
                                           ----------------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS:
 Cash                                            271          72           87              170              268              (50)
 Accounts receivable, net                        947       1,932          454            1,118            1,692            1,856
 Inventories                                   1,521       1,799          612              960            1,702            1,870
 Other current assets                            898         112           79              106               23              501

                                           ----------------------------------------------------------------------------------------
Total current assets                           3,637       3,915        1,232            2,354            3,685            4,177

INVESTMENTS                                    3,977

PROPERTY AND EQUIPMENT, at cost
 Machinery and equipment                       1,546       1,059          350              258               67              226
 Furniture and fixtures                          144         357           41              122              188               91
 Leasehold improvements                          213         829          180              137              120               47
 Land and Building                                           247

                                           ----------------------------------------------------------------------------------------
Total property and equipment                   1,903       2,492          571              517              375              364
Less : Accumulated depreciation                1,019       1,977          414              401              148              139
                                           ----------------------------------------------------------------------------------------
Net property and equipment                       884         515          157              116              227              225

PURCHASE PRICE IN EXCESS OF BOOK
  VALUE OF ACQUIRED COMPANIES                                                            2,026             (461)             (16)


OTHER ASSETS                                     263         131          261              814                                60


                                           ========================================================================================
TOTAL ASSETS                                   8,761       4,561        1,650            5,310            3,451            4,446
                                           ========================================================================================

[TABLE RESTUBBED FROM ABOVE]

                                                            Windsor/
BALANCE SHEET                            Adjmts            Troy adjmt         Total
                                       ----------------------------------------------
ASSETS

CURRENT ASSETS:
 Cash                                     (450) f              (450)             368
 Accounts receivable, net                                                      7,999
 Inventories                               461  ae              205            8,925
 Other current assets                                                          1,719

                                       ----------------------------------------------
Total current assets                        11                 (245)          19,011

INVESTMENTS                             (2,593) ce              244            1,384

PROPERTY AND EQUIPMENT, at cost
 Machinery and equipment                                                       3,506
 Furniture and fixtures                                                          943
 Leasehold improvements                                                        1,526
 Land and Building                                                               247

                                       ----------------------------------------------
Total property and equipment                                                   6,222
Less: Accumulated depreciation                                                 4,098
                                       ----------------------------------------------
Net property and equipment                                                     2,124

PURCHASE PRICE IN EXCESS OF BOOK
  VALUE OF ACQUIRED COMPANIES           18,254  abcef        10,999           19,803
                                                                           ----------

OTHER ASSETS                              (127) b                              1,402
                                                                           ----------

                                       ==============================================
TOTAL ASSETS                            15,545               10,998           43,724
                                       ==============================================

Pro Forma Historical Financial Information for Interiors and Combined Companies

                                                      Interiors      Vanguard      Artmaster       Decor        Windsor      Troy
BALANCE SHEET                                          6/30/97        7/31/97       3/28/97       3/31/97       6/30/97     6/30/97
                                                     -------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Notes & Current Maturities of LTD                       1,637          2,421            4           362         1,268        1,602
 Accounts payable and accrued liabilities                2,098          1,347          667           570           731        1,643
 Due to related parties                                      -              -          463

                                                     -------------------------------------------------------------------------------
Total current liabilities                                3,735          3,768        1,134           932         1,999        3,245

NON-CURRENT LIABILITIES:
 Notes & Loans payable                                     908            464           31           651                        167
 Due to related parties                                                   294           52                                    1,434

                                                     -------------------------------------------------------------------------------
Total non-current liabilities                              908            758           83           651             -        1,601

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
 Preferred Stock                                            11              -            -             2
 Common Stock                                                7              -            1             1                        313
 Additional paid-in-capital                             13,217             90          668         6,459
 Retained deficit                                       (8,679)           (55)        (236)         (956)        1,452         (713)
 Other items                                              (438)                          -        (1,779)

                                                     -------------------------------------------------------------------------------
Total stockholders' equity                               4,118             35          433         3,727         1,452         (400)

                                                     ===============================================================================
Total liabilities and stockholders' equity               8,761          4,561        1,650         5,310         3,451        4,446
                                                     ===============================================================================

[TABLE RESTUBBED FROM ABOVE]

                                                        Adjmts                 Windsor/        Total
BALANCE SHEET                                                                 Troy adjmt
                                                     -------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Notes & Current Maturities of LTD                      8,771  abcef           8,500           16,065
 Accounts payable and accrued liabilities               2,038  abcef           1,084            9,094
 Due to related parties                                  (463) b                                    -

                                                     -------------------------------------------------
Total current liabilities                              10,346                  9,584           25,159

NON-CURRENT LIABILITIES:
 Notes & Loans payable                                  4,318  ab                               6,539
 Due to related parties                                (1,780) abf            (1,434)               -

                                                     -------------------------------------------------
Total non-current liabilities                           2,538                 (1,434)           6,539

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
 Preferred Stock                                           (2) c                                   11
 Common Stock                                            (312) abcf             (313)              10
 Additional paid-in-capital                             1,015  abcef           4,025           21,449
 Retained deficit                                         181  abcef            (864)          (9,006)
 Other items                                            1,779  c                                 (438)

                                                     -------------------------------------------------
Total stockholders' equity                              2,661                  2,848           12,026

                                                     =================================================
Total liabilities and stockholders' equity             15,545                 10,998           43,724
                                                     =================================================

                                                    Interiors     Vanguard      Artmaster      Decor       Windsor         Troy
                                                      6/30/97      7/31/97       3/28/97      3/31/97     6/30/97        6/30/97

SALES AND OTHER REVENUES:
 Net Sales                                             4,652        9,700         8,292        2,003       12,195         11,939
 Royalty & commission revenues                           144
 Proceeds from sales to Photo-to-Art                   1,140
                                                   --------------------------------------------------------------------------------
Total Sales and Other Revenues                         5,936        9,700         8,292        2,003       12,195         11,939
                                                   --------------------------------------------------------------------------------

EXPENSES:
 Cost of goods sold                                    3,076        6,099         5,955          991        8,409          8,337
 Selling, general, and administrative                  2,570        3,380         2,477        1,527        2,984          3,327
 Amortization of intangibles                                                                      98
                                                   --------------------------------------------------------------------------------
Total Expenses:                                        5,646        9,479         8,432        2,616       11,393         11,664
                                                   --------------------------------------------------------------------------------

Income (loss) from operations:                           290          221          (140)        (613)         802            275

GAIN ON SALE OF INVESTMENT                               201

OTHER INCOME (EXPENSE), Net                                -          163             8                       325

INTEREST EXPENSE                                        (405)        (321)         (125)        (243)        (151)          (373)
                                                   --------------------------------------------------------------------------------

Income (loss) from operations before
  (benefit) provision for taxes                           86           63          (257)        (856)         976            (98)

(BENEFIT) PROVISION FOR TAXES                            (19)           4             1                                        2

                                                   ================================================================================
Income(loss) from operations                             105           59          (258)        (856)         976           (100)
                                                   ================================================================================

Basic EPS                                               0.02
Diluted EPS                                             0.02
Shares (000)                                            4527
Shares (000)                                            4527



[TABLE RESTUBBED FROM ABOVE]

                                                      Adjustments
                                                                                               Total
SALES AND OTHER REVENUES:
 Net Sales                                               (75) c                                48,706
 Royalty & commission revenues                                                                    144
 Proceeds from sales to Photo-to-Art                                                            1,140
                                                   ---------------------------------------------------
Total Sales and Other Revenues                           (75)                                  49,990
                                                   ---------------------------------------------------

EXPENSES:
 Cost of goods sold                                       32  e                   32           32,899
 Selling, general, and administrative                    (75) c                                16,190
 Amortization of intangibles                             733  abcef                -              831
                                                   ---------------------------------------------------
Total Expenses:                                          690                      32           49,920
                                                   ---------------------------------------------------

Income (loss) from operations :                         (765)                    (32)              70

GAIN ON SALE OF INVESTMENT                              (201) d                                     -

OTHER INCOME (EXPENSE), Net                             (325)                   (325)

INTEREST EXPENSE                                      (1,192) abcef             (895)          (2,810)
                                                   ---------------------------------------------------

Income (loss) from operations before
  (benefit) provision for taxes                       (2,483)                 (1,252)          (2,740)

(BENEFIT) PROVISION FOR TAXES                                                                     (12)

                                                   ===================================================
Income(loss) from operations                          (2,483)                 (1,252)          (2,728)
                                                   ===================================================

Basic EPS                                                                                       (0.30)
Diluted EPS                                                                                     (0.30)
Shares (000)                                            4521                                     9048
Shares (000)                                            4521                                     9048


PRO FORMA INTERIM FINANCIAL INFORMATION FOR INTERIORS AND COMBINED COMPANIES

                                                Interiors   Windsor          Troy          Decor       Adjustments         Total
BALANCE SHEET                                    3/31/98    3/31/98        3/31/98       12/31/97
                                             -------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS:
 Cash                                             1,739         209           (132)          23             (450) f         1,389
 Accounts receivable, net                         3,164       2,000          2,246          789                             8,199
 Inventories                                      4,230       1,177          2,351          884              291  e         8,933
 Other current assets                               984           4            436          194                             1,618
                                             -------------------------------------------------------------------------------------
Total current assets                             10,117       3,390          4,901        1,890             (159)          20,139
                                             -------------------------------------------------------------------------------------

INVESTMENTS                                       3,977                                                   (2,593) ce        1,384

PROPERTY AND EQUIPMENT, at cost
 Machinery and equipment                          2,078          67            303          242                             2,690
 Furniture and fixtures                             209         194             97          291                               791
 Leasehold improvements                             345         118             56            -                               519
 Land and Building                                                                                                              -
                                             -------------------------------------------------------------------------------------
Total property and equipment                      2,632         379            456          533                             4,000
Less: Accumulated depreciation                    1,420         198            214          431                             2,263
                                             -------------------------------------------------------------------------------------
Net property and equipment                        1,212         181            242          102                             1,737


OTHER ASSETS                                      1,083                         60           21                -            1,164

PURCHASE PRICE IN EXCESS OF BOOK
  VALUE OF ACQUIRED COMPANIES                     5,836        (217)            (4)       2,200           13,075  abcef    20,890
                                             =====================================================================================
TOTAL ASSETS                                     22,225       3,354          5,199        4,213           10,323           45,314
                                             =====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Notes & Current Maturities of LTD                5,067         424          1,898          566            8,500  ef       16,455
 Accounts payable and accrued liabilities         4,822         888          1,915          783            1,210  cef       9,618
 Due to related parties                               -                                                        -                -
                                             -------------------------------------------------------------------------------------
Total current liabilities                         9,889       1,312          3,813        1,349            9,710           26,073
                                             -------------------------------------------------------------------------------------

NON-CURRENT LIABILITIES:
 Notes & Loans payable                            5,295                        122          623                -            6,040
 Due to related parties                                                      1,599                        (1,599)               -
                                             -------------------------------------------------------------------------------------
Total non-current liabilities                     5,295           -          1,721          623           (1,599)           6,040
                                             -------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
 Preferred Stock                                      8                                       2               (2) c             8
 Common Stock                                        18                        319            -             (318) cf           19
 Additional paid-in-capital                      16,810                                   6,547              (64) cef      23,293
 Retained deficit                                (8,847)      2,042           (654)      (3,647)           1,935  cef      (9,171)
 Other items                                       (948)                                   (661)             661  c          (948)
                                             -------------------------------------------------------------------------------------
Total stockholders' equity                        7,041       2,042           (335)       2,241            2,212           13,201
                                             -------------------------------------------------------------------------------------
                                             =====================================================================================
Total liabilities and stockholders' equity       22,225       3,354          5,199        4,213           10,323           45,314
                                             =====================================================================================


INTERIORS, INC.
PRO FORMA INTERIM FINANCIAL INFORMATION FOR INTERIORS AND COMBINED COMPANIES

STATEMENT OF OPERATIONS

                                                  Interiors    Vanguard   Artmaster      Decor          Windsor           Troy
                                                  9 mo. to     7 mo. to   9 mo. to      9 mo. to       9 mo. to         9 mo. to
                                                   3/31/98      2/28/98   12/23/97      12/31/97        3/31/98          3/31/98
                                                -----------------------------------------------------------------------------------
SALES AND OTHER REVENUES:
 Net Sales                                          6,225        7,832      5,469         3,797           10,257          10,224

                                                -----------------------------------------------------------------------------------
Total Sales and Other Revenues                      6,225        7,832      5,469         3,797           10,257          10,224
                                                -----------------------------------------------------------------------------------

EXPENSES:
 Cost of goods sold                                 3,775        5,205      3,556         1,894            7,071           6,957
 Selling, general, and administrative               1,597        2,573      1,949         3,314            2,161           2,877
 Amortization of intangibles                                                                 86
                                                -----------------------------------------------------------------------------------
Total Expenses:                                     5,372        7,778      5,505         5,294            9,232           9,834
                                                -----------------------------------------------------------------------------------

Income (loss) from operations:                        853           54        (36)       (1,497)           1,025             390

LOSS ON SALE OF INVESTMENT                              -                                (1,113)

OTHER INCOME (EXPENSE), Net                             7           (3)        37             5              251              (5)

INTEREST EXPENSE                                     (483)        (217)      (104)          (78)             (81)           (325)

Income (loss) from operations before
  (benefit) provision for taxes                       377         (166)      (103)       (2,683)           1,195              60

PROVISION FOR TAXES                                    15            -          -             9                             (143)

Income(loss) from operations                          362         (166)      (103)       (2,692)           1,195             203


Basic EPS                                            0.06
Diluted EPS                                          0.06
Shares (000)                                         5839
Shares (000)                                         6161


[TABLE RESTUBBED FROM ABOVE]




                                                     Adjustments                   Total
                                               --------------------------------------------
SALES AND OTHER REVENUES:
 Net Sales                                               (45) c                     43,759
                                                                                         -
                                               --------------------------------------------
Total Sales and Other Revenues                           (45)                       43,759
                                               --------------------------------------------

EXPENSES:
 Cost of goods sold                                                                 28,458
 Selling, general, and administrative                   (101) c                     14,370
 Amortization of intangibles                             471  abcef                    557
                                               --------------             -----------------
Total Expenses:                                          370                        43,385
                                               --------------             -----------------

Income (loss) from operations:                          (415)                          374

LOSS ON SALE OF INVESTMENT                             1,113  c                          -

OTHER INCOME (EXPENSE), Net                             (251)                           41

INTEREST EXPENSE                                        (930) abcef                 (2,218)

Income (loss) from operations before
  (benefit) provision for taxes                         (483)                       (1,803)

PROVISION FOR TAXES                                      143                            24

Income(loss) from operations                            (626)                       (1,827)


Basic EPS                                                                            (0.18)
Diluted EPS                                                                          (0.17)
Shares (000)                                            4521                         10360
Shares (000)                                            4521                         10682

INTERIORS, INC. and Combined Companies

As of June 30, 1997 and for the year then ended, as of March 31, 1998 and for the nine months then ended for Interiors, Inc.; as of comparable periods for the Combined Companies

NOTES AND MANAGEMENT'S ASSUMPTIONS TO THE
PRO FORMA COMBINED FINANCIAL INFORMATION

1. Basis of Presentation

On March 10, 1998 Interiors acquired Vanguard. On March 23, 1998 Interiors acquired Artmaster. On April 21, 1998 Interiors and Decor agreed on terms for Interiors to acquire the outstanding Common Stock of Decor. On July 30, 1998 Interiors acquired Windsor and on August 14, 1998 Interiors acquired Troy. These acquisitions and probable acquisitions have been accounted for as purchases. The excess of purchase price over fair value of assets acquired of $17,847,000, if the acquisitions had all occurred as of June 30, 1997, is reflected as an intangible asset and is being amortized over forty years.

The above Pro Forma Combined Financial Information as of June 30, 1997 and the year then ended and as of March 31, 1998 and for the nine months then ended for Interiors, Inc. and comparable periods for the Combined Companies has been prepared to reflect the Combined financial position and the results of operations of Interiors, Inc. ("Interiors"), Henlor, Inc. and subsidiary DBA Vanguard Studios ("Vanguard"), Merchandise Sales, Inc. DBA Artmaster Studios ("Artmaster"), Decor Group, Inc. ("Decor"), Windsor Art, Inc. ("Windsor") and Troy Lighting, Inc. ("Troy") as if the combination had been effective as of June 30, 1997 and July 1, 1996 (for one year operations) and March 31, 1998 and July 1, 1997 (for nine months operations), respectively.

This Pro Forma Combined Financial Information should be read in conjunction with the audited historical financial statements and notes thereto of Interiors, as of June 30, 1997 and for the year then ended; Vanguard, as of July 31, 1997 and for the nine months then ended, Artmaster as of March 31, 1997 and the year then ended, Decor as of March 31, 1997 and for the year then ended, Windsor, as of December 31, 1997 and for the year then ended, Troy, as of December 31, 1997 and for the year then ended. It should also be read in conjunction with the unaudited interim period financial statements and notes thereto of Interiors, as of March 31, 1998 and for the nine months then ended (Interiors Form 10QSB); Vanguard, as of February 28, 1998 and for the seven months then ended, Artmaster as of December 23, 1997 and for the nine months then ended, Decor as of December 31, 1997, and for the nine months then ended (Decor Form 10QSB), Windsor, as of March 31, 1998 and for the nine months then ended and Troy as of March 31, 1998 and for the nine months then ended.

In management's opinion, all material adjustments necessary to reflect the effects of the combination have been made.

The unaudited Pro Forma financial Information is not necessarily indicative of what actual results of operations of the Company would have been, assuming the combination had been completed as of July 1, 1996 and July 1, 1997, respectively, nor is it necessarily indicative of the results of operations for future periods.

The pro forma information has been prepared as follows for companies with historical periods that differ from the registrant.

2. Adjustments to Pro Forma Combined Financial Information

Adjustments were made in order to reflect:

(a) The acquisition of Vanguard for a cash payment of $705,621, an 8% Henlor, Inc. subordinated promissory note in the amount of $794,379; 299581 unregistered shares of Interiors Common Stock valued at $500,000 and the repayment of indebtedness of Vanguard owed to the principal shareholders of Henlor in the amount of $294,379. The cash payments were financed by debt of $1,000,000, with an assumed interest rate of 15% per annum. Elimination of related party debt and all equity on Vanguard books as well as an accrual of $450,000 of acquisition expenses and reserves resulted in a purchase price in excess of net fair value of assets acquired of $3,394,000 if the combination occurred as of June 30, 1997. Adjustments for interest expense at the rates stated above and amortization of intangibles over 40 years were made to results of operations.

(b) The acquisition of Artmaster for and Interiors, Inc. 10% subordinated promissory note in the amount of $ 537,248; 779,302 unregistered shares of Interiors Common Stock valued at $1,250,000 and the repayment of indebtedness of Artmaster owed to the principal shareholders of Artmaster in the amount of $1,022,752 through a cash payment of $750,000 and an Interiors, Inc. 10% subordinated promissory note in the amount of $272,752. The cash payment was indirectly financed by debt of $750,000 with an assumed interest rate of 15% per annum. Elimination of related party assets and debt and all equity on Artmaster books as well as an accrual of $380,000 of acquisition expenses resulted in a purchase price in excess of net fair value of assets acquired of $2,368,000 if the combination occurred as of June 30, 1997. Adjustments for interest expense at the rates stated above and amortization of intangibles over 40 years were made to results of operations.

(c) The probable acquisition of that portion of Decor not already owned by Interiors has been proposed as a swap of two Decor shares of Common Stock for one share of Interiors Common Stock. Interiors Common Stock had a market value of about $2 per share at the time the related agreement was made, so this value was used for purposes of the Pro Forma Combined Financial Information. As of December 31, 1997 Decor had 1,709, 176 common shares outstanding and 250,000 series A convertible (at 3 for 1) preferred stock outstanding, not owned by Interiors. This is equivalent to 2,459,176 shares of Decor, 1,229,588 shares of Interiors or $2,459,176 with Interiors at $2 per share. Elimination of related party debt and all equity on Decor books as well as an accrual of $125,000 of acquisition expenses resulted in a purchase price in excess of net fair value of assets acquired of $1,694,000 if the combination occurred as of June 30, 1997 and

$3,181,000 if it occurred as of March 31, 1998, based on Decor's December 31, 1997 balance sheet. Adjustments for amortization of intangibles over 20 years were made to results of operations. During the nine months ended December 31, 1997 Decor sold Interiors stock it owned and incurred a loss of $1,113,000. Since a company cannot have a gain or loss on the sale of its own securities and the Pro Forma Interim Financial Information Statements of Operations are based on the assumption that Interiors purchased Decor prior to the sale of stock, the loss has been eliminated for Pro Forma purposes.

(d) During the year ended June 30, 1997, Interiors recorded a gain of $201,000 on the sale of Decor shares held by Interiors. This gain has been eliminated in the Pro Forma Historical financials as of June 30, 1997.

(e) The acquisition of Windsor is to occur for $2,000,000 cash, a short term 8% Interiors secured subordinated promissory note in the amount of $3,000,000 and a long term 8% Interiors secured subordinated promissory note in the amount of $2,000,000. In addition Interiors purchased 150,000 common stock of Bentley International, Inc. (Windsor's erstwhile parent company) and a warrant to purchase 300,000 shares of common stock of Bentley for 1,500,000 shares of Interiors Class A Common Stock. The cash payment of $2,000,000 was financed by private placement of unregistered subordinated convertible promissory notes in the amount of $2,250,000 with an assumed interest rate of 6.0% per annum. Elimination of all equity on Windsor books as well as an accrual of $200,000 of acquisition expenses (and reserves) resulted in a purchase price in excess of net fair value of assets acquired of $8,622,000 if the combination occurred as of June 30, 1997. Adjustments for interest expense at the rates stated above and amortization of intangibles over 40 years were made to results of operations.

(f) The acquisition of Troy is to occur for $250,000 cash, payment of indebtedness of $1,700,000 to former shareholders of Troy and Interiors stock valued at $975,000. The cash payments were financed from cash on hand and unsecured borrowing of $1,500,000 with an assumed interest rate of 15% per annum. Elimination of related party debt and all equity on Troy books resulted in a purchase price in excess of net fair value of assets acquired of $2,025,000 if the combination occurred as of June 30, 1997. Adjustments for interest expense at the rates stated above and amortization of intangibles over 40 years were made to results of operations.